Exhibit 99.1


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                                AMENDMENT NO. 1

                           Dated as of July 20, 2006

                                      to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2006

                                     among

                              INDYMAC MBS, INC.,
                                  Depositor,

                             INDYMAC BANK, F.S.B.,
                              Seller and Servicer

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee



                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR2


                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2006-AR2

==============================================================================

      THIS AMENDMENT NO. 1, dated as of July 20, 2006 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                              W I T N E S S E T H

        WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

        WHEREAS, pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee for the purpose of curing any ambiguity or mistake;

        WHEREAS, the Depositor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to the first paragraph of Section
10.01 in order to make certain modifications as set forth herein;

        WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

        WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

        WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

        WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

        WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

        WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms.

        For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

        SECTION 2. Amendments to Section 2.03.

        Section 2.03(a) of the Pooling and Servicing Agreement is hereby amended by deleting all references to "Group 1" and replacing them with "Group 2".

        Section 2.03(c) of the Pooling and Servicing Agreement is hereby amended by deleting all references to "Group 1" and replacing them with "Group 2".

        SECTION 3. Amendment to Section 4.05(a).

        Section 4.05(a) of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

        "Not later than each Distribution Date, the Trustee shall prepare and make available on its website at https://www.tss.db.com/invr to each Certificateholder, the Certificate Insurer, the Servicer and the Depositor a statement for the related distribution of

          (i) the applicable Record Dates, Interest Accrual Periods and Determination Dates for calculating distributions for the Distribution Date;

          (ii) the amount of funds received from the Servicer for the Distribution Date separately identifying amounts received in respect of the Mortgage Loans and the amount of Advances included in the distribution on the Distribution Date;

          (iii) the Servicing Fee;

          (iv) the Trustee Fee for the Distribution Date;


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


          (v) the aggregate amount of expenses paid from amounts on deposit in the Distribution Account;

          (vi) the aggregate amount on deposit in the Distribution Account and Carryover Reserve Fund, as of the beginning and end of the related Due Period;

          (vii) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any scheduled principal, Net Prepayments, Principal Prepayments in Full, partial Principal Prepayments and Liquidation Proceeds included therein;

          (viii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to them if sufficient funds were available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

          (ix) the aggregate outstanding Interest Carry Forward Amount, Net Prepayment Interest Shortfalls, Net Rate Carryover and unpaid Net Rate Carryover for each applicable Class of Certificates, after giving effect to the distributions made on that Distribution Date.

          (x) the Interest Remittance Amount, the Principal Remittance Amount, the Senior Principal Distribution Amount and the Overcollateralization Release Amount applicable to that Distribution Date;

          (xi) the Overcollateralized Amount, after giving effect to distributions made on that Distribution Date;

          (xii) the amount of any Overcollateralization Deficiency Amount, after giving effect to distributions made on that Distribution Date;

          (xiii) whether a Trigger Event is in effect for that Distribution
     Date;

          (xiv) the aggregate amount of Applied Realized Loss Amounts and in the aggregate incurred and Subsequent Recoveries, if any, received during the preceding calendar month and aggregate Realized Losses through the Distribution Date;

          (xv) the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on the Distribution Date;

          (xvi) the Pass-Through Rate for each Class of Certificates with respect to the Distribution Date;

          (xvii) the LIBOR rate and MTA rate applicable for that Distribution Date;

          (xviii) the number and aggregate Stated Principal Balance of the Mortgage Loans as the first day of the related Due Period and the last day of the related Due Period;

          (xix) as of the last day of the related Due Period:


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


               (A) the weighted average mortgage rate of the Mortgage Loans, and

               (B) the weighted average remaining term to maturity of the Mortgage Loans;

          (xx) the number and aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the end of the preceding calendar month:

               (A)  delinquent (exclusive of Mortgage Loans in foreclosure)
                    (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and

               (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days,

     in each case as of the close of business on the last day of the calendar month preceding the Distribution Date;

          (xxi) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on the Due Date in each such month and (B) delinquent sixty (60) days or more on the Due Date in each such month;

          (xxii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of the Mortgage Loan as of the close of business on the Determination Date preceding the Distribution Date;

          (xxiii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;

          (xxiv) the aggregate amount of Principal Prepayments received during the related Prepayment Period and the number of Mortgage Loans subject to such Principal Prepayments;

          (xxv) the amount of Advances included in the distribution on the Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

          (xxvi) the aggregate amount of Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

          (xxvii) the aggregate amount of Servicing Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Servicing Advances outstanding as of the close of business on the Distribution Date;

          (xxviii) the aggregate number and outstanding Stated Principal Balance of Mortgage Loans repurchased during the related Due Period due to material breaches of representations and warranties regarding such Mortgage Loans;



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

          (xxix) with respect to the second Distribution Date, the number and aggregate balance of any Delayed Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delayed Delivery Mortgage Loans;

          (xxx) Prepayment Charges collected, waived, and paid by the Servicer; (xxxi) the aggregate Stated Principal Balance of the Mortgage Loans that became Liquidated Mortgage Loans in the prior month and since the Cut-off Date immediately prior to the Stated Principal Balance being reduced to zero;

          (xxxii) the amount of any Net Rate Carryover from the Carryover Reserve Fund;

          (xxxiii) the aggregate amount of Deferred Interest on the Mortgage Loans for the related Due Date, and the cumulative amount of Deferred Interest on the Mortgage Loans through that Distribution Date;

          (xxxiv) the aggregate amount of Net Deferred Interest on the Mortgage Loans for that Distribution Date, and the amount allocated to each Class of Certificates on that Distribution Date and the cumulative amount of Net Deferred Interest on the Mortgage Loans allocated to each Class of Certificates through that Distribution Date;

          (xxxv) the Stated Principal Balance of any Mortgage Loan that has been repurchased by the Servicer in accordance with Section 2.02, 2.03 or 3.12; and

          (xxxvi) the Stated Principal Balance of any Substitute Mortgage Loan provided by the Seller and the Stated Principal Balance of any Mortgage Loan that has been replaced by a Substitute Mortgage Loan in accordance with Section 2.03.

        By each Determination Date the Servicer shall provide to the Trustee in electronic form the information needed to determine the distributions to be made pursuant to Section 4.02 and any other information on which the Servicer and the Trustee mutually agree."

        SECTION 4. Amendments to Section 9.01.

        (a) The first paragraph of Section 9.01 of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

        "Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer, and the Trustee created hereby shall terminate upon the earlier of

        (a) the purchase by the Servicer, at the direction of Lehman Brothers Inc. of all Mortgage Loans (and REO Properties) at the price equal to the sum of

          (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of a Delinquent Mortgage Loan or REO Property) plus one month's accrued



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

     interest thereon at the applicable Adjusted Mortgage Rate less any amounts collected by the Servicer representing principal and interest due after the related Due Date,

          (ii) the lesser of (x) the appraised value of any Delinquent Mortgage Loan or REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Servicer at the expense of the Servicer and (y) the Stated Principal Balance of each such Delinquent Mortgage Loan or Mortgage Loan related to such REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Net Mortgage Rate, and

          (iii) any costs and damages incurred by the Trust Fund in connection with any violation by each Mortgage Loan of any predatory or abusive lending law, and

     (b) the later of

          (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and

          (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement."

        (b) The second paragraph of Section 9.01 of the Pooling and Servicing Agreement is hereby amended by adding the following language immediately after the first sentence:

        "The Servicer may repurchase all Mortgage Loans, Delinquent Loans and REO Property at the direction of Lehman Brothers Inc. Following such repurchase, the Servicer shall direct the Trustee to transfer all Mortgage Loans, Delinquent Loans and REO Property to the Person designated by Lehman Brothers Inc."

        SECTION 5. Amendments to Schedule III.

        Schedule III of the Pooling and Servicing Agreement is hereby amended by deleting all references to "Group 1" contained in representations numbered
(43), (48), (49) and (50) and by replacing all such references with "Group 2".

        SECTION 6. Amendment to Exhibit O.

        Exhibit O of the Pooling and Servicing Agreement is hereby deleted in its entirety and replaced with "[Reserved]".

        SECTION 7. Amendment to Exhibit S.

        Exhibit S of the Pooling and Servicing Agreement is hereby amended by adding the following provisions:



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

"Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.


-------------------------------------------------------------------------------
   Reg AB
  Referenceee          Servicing Criteria           Servicer   Trustee   Notes
-------------------------------------------------------------------------------

1122(d)(1)(i)     Policies and procedures are           X        X
                  instituted to monitor any
                  performance or other triggers
                  and events of default in
                  accordance with the transaction
                  agreements.
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1122(d)(1)(ii)    If any material servicing             X        X
                  activities are outsourced to
                  third parties, policies and
                  procedures are instituted to
                  monitor the third party's
                  performance and compliance with
                  such servicing activities.
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1122(d)(1)(iii)   Any requirements in the                                 NA
                  transaction agreements to
                  maintain a back-up servicer for
                  the Pool Assets are maintained.
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1122(d)(1)(iv)    A fidelity bond and errors and        X
                  omissions policy is in effect
                  on the party participating in
                  the servicing function
                  throughout the reporting period
                  in the amount of coverage
                  required by and otherwise in
                  accordance with the terms of
                  the transaction agreements.
-------------------------------------------------------------------------------


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


-------------------------------------------------------------------------------
   Reg AB
  Referenceee          Servicing Criteria           Servicer   Trustee   Notes
-------------------------------------------------------------------------------

1122(d)(2)(i)     Payments on pool assets are           X        X
                  deposited into the appropriate
                  custodial bank accounts and
                  related bank clearing accounts
                  no more than two business days
                  following receipt, or such
                  other number of days specified
                  in the transaction agreements.
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1122(d)(2)(ii)    Disbursements made via wire X X
                  transfer on behalf of an obligor or
                  to an investor are made only by
                  authorized personnel.
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1122(d)(2)(iii)   Advances of funds or                  X
                  guarantees regarding
                  collections, cash flows or
                  distributions, and any
                  interest or other fees charged
                  for such advances, are made,
                  reviewed and approved as
                  specified in the transaction
                  agreements.
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1122(d)(2)(iv)    The related accounts for the          X        X
                  transaction, such as cash
                  reserve accounts or accounts
                  established as a form of over
                  collateralization, are
                  separately maintained (e.g.,
                  with respect to commingling of
                  cash) as set forth in the
                  transaction agreements.
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1122(d)(2)(v)     Each custodial account is             X        X
                  maintained at a federally
                  insured depository institution
                  as set forth in the
                  transaction agreements. For
                  purposes of this criterion,
                  "federally insured depository
                  institution" with respect to a
                  foreign financial institution
                  means a foreign financial
                  institution that meets the
                  requirements of Rule
                  13k-1(b)(1) of the Securities
                  Exchange Act.
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1122(d)(2)(vi)    Unissued checks are X safeguarded     X
                  so as to prevent unauthorized
                  access.
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1122(d)(2)(vii)   Reconciliations are prepared          X        X
                  on a monthly basis for all
                  asset-backed securities
                  related bank accounts,
                  including custodial accounts
                  and related bank clearing
                  accounts. These
                  reconciliations are (A)
                  mathematically accurate; (B)
                  prepared within 30 calendar
                  days after the bank statement
                  cutoff date, or such other
                  number of days specified in
                  the transaction agreements;
                  (C) reviewed and approved by
                  someone other than the person
                  who prepared the
                  reconciliation; and (D)
                  contain explanations for
                  reconciling items. These
                  reconciling items are resolved
                  within 90 calendar days of
                  their original identification,
                  or such other number of days
                  specified in the transaction
                  agreements.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Reg AB
  Referenceee          Servicing Criteria           Servicer   Trustee   Notes
-------------------------------------------------------------------------------

1122(d)(3)(i)     Reports to investors,                 X        X
                  including those to be filed
                  with the Commission, are
                  maintained in accordance with
                  the transaction agreements and
                  applicable Commission
                  requirements. Specifically,
                  such reports (A) are prepared
                  in accordance with timeframes
                  and other terms set forth in
                  the transaction agreements;
                  (B) provide information
                  calculated in accordance with
                  the terms specified in the
                  transaction agreements; (C)
                  are filed with the Commission
                  as required by its rules and
                  regulations; and (D) agree
                  with investors' or the
                  trustee's records as to the
                  total unpaid principal balance
                  and number of Pool Assets
                  serviced by the Servicer.
-------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are          X        X
                  allocated and remitted in
                  accordance with timeframes,
                  distribution priority and
                  other terms set forth in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an              X        X
                  investor are posted within two
                  business days to the
                  Servicer's investor records,
                  or such other number of days
                  specified in the transaction
                  agreements.
-------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors Per     X        X
                  the investor reports agree with
                  cancelled checks, or other form of
                  payment, or custodial bank
                  statements.
-------------------------------------------------------------------------------
        "

SECTION 8.     Amendment to Exhibit U.

        Exhibit U of the Pooling and Servicing Agreement is hereby amended in its entirety and will read as follows:

                     "FORM OF SARBANES-OXLEY CERTIFICATION
                           (Replacement of Servicer)


        Re:    IndyMac INDX Mortgage Loan Trust 2006-AR2

        The undersigned Servicer hereby certifies to the Depositor and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust Fund to be signed by an officer of the Depositor and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:


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


        1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Trustee pursuant to the Agreement (collectively, the "Servicing Information");

        2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

        3. Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor or the Trustee, as applicable;

        4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Pooling and Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

        5. The Compliance Statement required to be delivered by the Servicer pursuant to the Pooling and Servicing Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


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



                                            [SERVICER]

                                            By: _____________________________
                                                Name:
                                                Title:
                                            Date:  _________________________"


SECTION 9.    Effect of Amendment.

        Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

        SECTION 10. Notices.

        The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

        SECTION 11. Binding Effect.

        The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

        SECTION 12. Governing Law.

        This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.



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

        SECTION 13. Severability of Provisions.

        If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

        SECTION 14. Section Headings.

        The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

        SECTION 15. Counterparts.

        This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



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



             IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                 INDYMAC MBS, INC.,
                                   as Depositor

                                 By:        /s/ Andy Sciandra
                                            ---------------------------------
                                     Name:  Andy Sciandra
                                            ---------------------------------
                                     Title: Senior Vice President,
                                            ---------------------------------
                                            Secondary Marketing


                                 INDYMAC BANK, F.S.B.
                                   as Servicer


                                 By:        /s/ Andy Sciandra
                                            ---------------------------------
                                     Name:  Andy Sciandra
                                            ---------------------------------
                                     Title: Senior Vice President,
                                            ---------------------------------
                                            Secondary Marketing


                                 DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                   as Trustee


                                 By:        /s/ Jennifer Hermansader
                                     Name:  Jennifer Hermansader
                                            ---------------------------------
                                     Title: Associate
                                            ---------------------------------